FOREIGN CUSTODY MANAGER AGREEMENT

        AGREEMENT dated as of February 4, 2005, between The Alger American Fund (the "Trust"), an unincorporated business trust formed and existing under the laws of the Commonwealth of Massachusetts, acting on behalf of each of the series of the Trust identified on Exhibit A hereto (each, a "Fund") and Custodial Trust Company ("CTC"), a bank organized and existing under the laws of the State of New Jersey.

        WHEREAS, CTC serves as custodian for the assets of each Fund pursuant to the Custody Agreement, dated as of July 22, 1988, between the Trust and CTC (the "Custody Agreement");

        WHEREAS, the Trust desires that the Funds maintain their Foreign Assets (as hereinafter defined) in one or more foreign countries;

        WHEREAS, the Trust wishes to appoint CTC as a Foreign Custody Manager on the terms and conditions contained herein;

        WHEREAS, CTC wishes to serve as a Foreign Custody Manager and perform the duties set forth herein on the term and conditions contained herein;

        NOW THEREFORE, in consideration of the agreements made herein, the Trust and CTC hereby agrees as follows:

                                    ARTICLE I
                                   DEFINITIONS
                                   -----------

1.1 SPECIFIC DEFINITIONS. Whenever used in this Agreement, the following terms, unless the context otherwise requires, shall mean:

        (a)     "BOARD" means the Board of Trustees of the Trust.

        (b)     "ELIGIBLE  FOREIGN  CUSTODIAN"  has the same  meaning as in Rule
        17f-5.

        (c) "ELIGIBLE SECURITIES DEPOSITORY" means a system for the central handling of securities within the meaning of Section (b)(1) of Rule 17f-7.

        (d) "FOREIGN ASSETS" of any Fund means investments of such Fund (including foreign currencies) for which the primary market is outside the United States, and such cash and cash equivalents as such Fund considers necessary to effect its transactions in such investments.

        (e)     "QUALIFIED FOREIGN BANK" has the same meaning as in Rule 17f-5.

        (f) "RULE 17f-5" means Rule 17f-5 under the Investment Company Act of 1940, as amended.

        (g) "RULE 17f-7" means Rule 17f-7 under the Investment Company Act of 1940, as amended.

        (h) "SPECIFIED COUNTRY" means any country listed on Exhibit B hereto (as amended from time to time) in which Foreign Assets of any Fund are or are to be held in custody.

1.2 OTHER DEFINITIONS. Capitalized terms used in this Agreement and not otherwise defined in this Agreement shall have the meanings given such terms in the Rule.

                                   ARTICLE II
                        CTC AS A FOREIGN CUSTODY MANAGER
                        --------------------------------

2.1 DELEGATION AND ACCEPTANCE. The Trust hereby delegates to CTC, and CTC hereby accepts such delegation and agrees to perform, with respect to each Specified Country, the duties of Foreign Custody Manager set forth in this Agreement.

2.2 STANDARD OF CARE. In performing the duties of Foreign Custody Manager set forth in this Agreement, CTC shall exercise reasonable care, prudence and diligence such as a person having responsibility for the safekeeping of the assets of the Funds would exercise.

                                   ARTICLE III
                        DUTIES OF FOREIGN CUSTODY MANAGER
                        ---------------------------------

3.1 SELECTION OF ELIGIBLE FOREIGN CUSTODIANS. (a) For each Specified Country in which Foreign Assets of the Funds are not held (or are not to be held) in custody solely by an overseas branch of a U.S. Bank, CTC shall select from among the Eligible Foreign Custodians in such Specified Country (if there are any) one or more Eligible Foreign Custodians in whose care Foreign Assets held or to be held in custody in such Specified Country may be placed and maintained, provided that CTC has determined with respect to each such selected Eligible Foreign Custodian (I) that Foreign Assets placed and maintained with it will be subject to reasonable care based on the standards applicable to custodians in the relevant market, and (II) that any custody arrangement with such Eligible Foreign Custodian will be governed by a written contract containing the provisions specified in Section 3.1(c) below which will provide reasonable care for such Foreign Assets based on the standards applicable to custodians in the relevant market.

(b) In making with respect to any Eligible Foreign Custodian the determination required by Section 3.1(a)(i) above, CTC shall consider all factors that it deems relevant to the safekeeping of Foreign Assets by such Eligible Foreign Custodian including, without limitation:

        (i) such Eligible Foreign Custodian's practices, procedures and internal controls, including, but not limited to, the physical protection available for certificated securities, the method of keeping custodial records, and security and data protection practices;

        (ii) whether such Eligible Foreign Custodian has the requisite financial strength to provide reasonable care for the Foreign Assets of the Funds placed in its care;

        (iii) the general standing and reputation of such Eligible Foreign Custodian; and

        (iv) whether each Fund whose Foreign Assets are placed in the care of such Eligible Foreign Custodian will have jurisdiction over and be able to enforce judgments against it, due to, for example, such Eligible Foreign Custodian having an office in the United States, or having otherwise submitted to jurisdiction in the United States, or having appointed an agent for the service of process in the United States.

(c) CTC shall not with respect to any written contract with any Eligible Foreign Custodian make the determination required by Section 3.1(a)(ii) above unless such contract contains at least (I) provisions that provide:

        (A) for indemnification or insurance (or any combination of the foregoing) such that the Funds will be adequately protected against the risk of loss of Foreign Assets held in accordance with such contract;

        (B) that Foreign Assets in the care of such Eligible Foreign Custodian will not be subject to any right, charge, security interest, lien or claim of any kind in favor of such Eligible Foreign Custodian except a claim of payment for their safe custody or administration or, in the case of cash deposits, liens or rights in favor of creditors of such Eligible Foreign Custodian arising under bankruptcy, insolvency or similar laws;

        (C) that beneficial ownership of Foreign Assets in the care of such Eligible Foreign Custodian will be freely transferable without the payment of money or value to such Eligible Foreign Custodian other than for safe custody or administration;

        (D) that adequate records will be maintained identifying the Foreign Assets of the Funds in the care of such Eligible Foreign Custodian either as belonging to the Funds or as being held by a third party for their benefit;

        (E) that the independent public accountants of any Fund whose Foreign Assets are in the care of such Eligible Foreign Custodian will be given access to such records (concerning such Foreign Assets) or confirmation of the contents of such records; and

        (F) that such Eligible Foreign Custodian will provide, for delivery to any Fund whose Foreign Assets are in its care, sufficient and timely periodic reports with respect to the safekeeping of such Foreign Assets, including, but not limited to, notification of any transfer to or from such Fund's account or a third party account containing such Foreign Assets;

or (II) in lieu of any or all of the foregoing provisions (the "Omitted Provisions"), such other provisions as CTC may determine will provide, in their entirety, the same or greater level of care for the Foreign Assets in the care of such Eligible Foreign Custodian as the Omitted Provisions in their entirety.

3.2 CONDITIONS OF SELECTION PROCESS. (a) In selecting an Eligible Foreign Custodian in any Specified Country in the manner provided for in Section 3.1 above, CTC need not examine all Eligible Foreign Custodians in such Specified Country, but may select the first Eligible Foreign Custodian with respect to which it makes the determinations required by Section 3.1(a) above.

(b) The Trust understands that in making any selection of an Eligible Foreign Custodian pursuant to Section 3.1 above, CTC may, without independent examination on its part but subject to the standard of care to which it is held in Section 2.2 above, rely upon examinations performed and determinations made by Citibank, N.A. or such other operator of a global custody system as the Trust may from time to time approve.

3.3 MONITORING. By means of a system established either by CTC or by Citibank, N.A. or such other operator of a global custody system as the Trust may from time to time approve, and subject to Section 3.4 below, CTC shall monitor at reasonable intervals (but at least annually) (A) based on factors that include those specified in Section 3.1 (b) above, the continuing appropriateness of maintaining the Foreign Assets of each Fund with each Eligible Foreign Custodian in whose care the Foreign Assets of such Fund have been placed pursuant to Section 3.1 above and (B) based on the factors specified in Section 3.1(c) above, the continuing appropriateness of the written contract that governs each Fund's custody arrangement with each such Eligible Foreign Custodian.

3.4 APPROPRIATENESS. In making any determination of appropriateness pursuant to Section 3.3 above, CTC shall not be required to consider or evaluate any prevailing country risk associated with investment in a particular country. Country risk includes, but is not limited to (A) nationalization, expropriation or other governmental actions, (B) market conditions which affect the orderly execution of securities transactions or affect the value of securities, (C) currency devaluations and other currency fluctuations, and (D) systemic risks of holding assets in a particular country such as

(I) financial infrastructure, (II) prevailing custody and settlement practices (including the use of Eligible Securities Depositories ), (III) regulation of the banking and securities industries (including laws and regulations relating to the safekeeping and recovery of assets held pursuant to custody agreements), and (IV) currency controls and restrictions.

3.5 REPORTING. (a) Upon the request of the Trust, CTC shall provide the Board with written reports of (I) the placement of any Foreign Assets of any Fund with a particular Eligible Custodian at the end of the calendar quarter in which such placement occurs, and (II) any material change in the custody arrangements of any Fund with any Eligible Foreign Custodian promptly after the occurrence of such material change.

(b) CTC shall promptly advise the Trust whenever a custody arrangement of any Fund with any Eligible Foreign Custodian selected by CTC pursuant to Section
3.1 above no longer meets the requirements of the Rule.

3.6 LIMITATION REGARDING ELIGIBLE SECURITIES DEPOSITORIES. Notwithstanding anything in this Agreement to the contrary, CTC's duties as Foreign Custody Manager under this Agreement shall not apply to Eligible Securities Depositories or to any custody arrangement with any of them.

3.7. PRIOR NOTICE. The Trust understands that CTC in order to perform its duties with respect to custody arrangements in a particular Specified Country may require reasonable advance notice of a Fund's intention to invest in such Specified Country.

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

4.1 REPRESENTATIONS OF THE TRUST. The Trust represents and warrants (A) that this Agreement has been duly authorized, executed and delivered by the Trust, and constitutes a valid and legally binding obligation of the Trust enforceable in accordance with its terms, (B) that no statute, regulation, rule, order, judgement or contract binding on the Trust prohibits the Trust's execution or performance of this Agreement, and (C) that the Board and/or the investment adviser of each Fund has or will have considered the country risks (as described in part in Section 3.4 above) associated with investment in each Specified Country in which such Fund has or will have invested.

4.2 REPRESENTATIONS OF CTC. CTC represents and warrants (A) that it is duly organized and existing under the laws of the State of New Jersey, with full corporate power to carry on its businesses as now conducted, to enter into this Agreement and to perform its obligations hereunder, (B) that this Agreement has been duly authorized, executed and delivered by CTC, and constitutes a valid and legally binding obligation of CTC enforceable in accordance with its terms, and
(C) that no statute, regulation, rule, order, judgement or contract binding on CTC prohibits its execution or performance of this Agreement.

                                    ARTICLE V
                         LIABILITIES AND INDEMNIFICATION
                         -------------------------------

5.1 LIMITATION ON CTC LIABILITY. CTC shall be without liability to any Fund or the Trust for any loss, damage, cost, expense (including attorneys' fees and disbursements), liability or claim which does not arise from CTC's failure to adhere to the standard of care imposed in Section 2.2 above. In no event shall CTC be liable (I) for any such loss, damage, cost, expense, liability or claim arising from war, riots, civil commotion, strikes, labor disputes, governmental actions, laws or regulations, embargoes, natural disasters, or any other such cause or contingency (whether constituting a form of country risk or not) beyond the control of CTC or any Eligible Foreign Custodian selected by it pursuant to this Agreement, or (II) for special, incidental or consequential damages, even if CTC has been advised of the possibility of such damages.

5.2 INDEMNIFICATION BY CTC. CTC shall indemnify and hold harmless the Trust and each Fund from and against any and all costs, expenses, damages, liabilities or claims (including reasonable attorney's and accountants' fees) arising from any failure by CTC to perform its obligations under this Agreement at the standard of care to which it is held in Section 2.2 above if such failure arises from bad faith, willful misconduct or negligence on the part of CTC, provided that neither the Trust nor any Fund shall be indemnified and held harmless from and against special, incidental or consequential damages, even if CTC has been advised of the possibility of such damages.

5.3 INDEMNIFICATION BY FUNDS. Each Fund, severally and not jointly, shall indemnify and hold harmless CTC from and against any and all costs, expenses, damages, liabilities or claims (including reasonable attorneys' and accountants' fees) arising from CTC's performance of its obligations under this Agreement with respect to such Fund, provided that CTC shall not be indemnified and held harmless from and against (A) any such costs, expenses, damages, liabilities or claims arising from bad faith, willful misconduct or negligence on the part of CTC, or (b) special, incidental or consequential damages, even if the Trust or any Fund has been advised of the possibility of such damages.

5.4 EXPRESS DUTIES ONLY. CTC shall have no duties or obligations whatsoever as Foreign Custody Manager except such duties and obligations as are specifically set forth in this Agreement, and no covenant or obligation shall be implied in this Agreement against CTC. CTC shall have no discretion whatsoever as Foreign Custody Manager with respect to the management, disposition or investment of the assets of any Fund and is not a fiduciary to the Trust or any Fund under this Agreement. In no event shall CTC be liable for any country risks (as described in part in Section 3.4 above) associated with investments in a particular country.

                                   ARTICLE VI
                                  MISCELLANEOUS
                                  -------------

6.1 ADDRESS FOR NOTICES. Unless otherwise specified herein, all demands, notices, instructions, and other communications to be given hereunder shall be sent, delivered or given to the recipient at the address, or the relevant telephone number, set forth after its name hereinbelow:

                If to the Trust:

                c/o Fred Alger & Company, Incorporated
                   30 Montgomery Street
                   Jersey City, NJ  07302
                Attention: COMPLIANCE DEPARTMENT
                Telephone: (201) 547-3600
                Facsimile: (201) 547-8219

                If to CTC:

                CUSTODIAL TRUST COMPANY
                101 Carnegie Center
                Princeton, New Jersey 08540-6231
                Attention: SENIOR VICE PRESIDENT - COMPLIANCE
                Telephone: (609) 951-2313
                Facsimile: (609) 951-2317

or at such other address as either party hereto shall have provided to the other by notice given in accordance with this Section 6.1.

6.2 NO WAIVER. No failure by either party hereto to exercise, and no delay by such party in exercising, any right hereunder shall operate as a waiver thereof. The exercise by either party hereto of any right hereunder shall not preclude the exercise of any other right, and the remedies provided herein are cumulative and not exclusive of any remedies provided at law or in equity.

6.3 AMENDMENTS. This Agreement and the Exhibits hereto cannot be changed orally and no amendment to this Agreement or any of such Exhibits shall be effective unless evidenced by an instrument in writing executed by the parties hereto.

6.4 COUNTERPARTS. This Agreement may be executed in one or more counterparts, and by the parties hereto on separate counterparts, each of which shall be deemed an original but all of which together shall constitute but one and the same instrument.

6.5 SEVERABILITY. If any provision of this Agreement shall be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remaining provisions shall not be affected or impaired thereby.

6.6 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; PROVIDED, HOWEVER, that this Agreement shall not be assignable by either party hereto without the written consent of the other party. Any purported assignment in violation of this Section 6.6 shall be void.

6.7 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of law principles thereof.

6.8 JURISDICTION. Any suit, action or proceeding with respect to this Agreement may be brought in the Supreme Court of the State of New York, County of New York, or in the United States District Court for the Southern District of New York, and the parties hereto hereby submit to the non-exclusive jurisdiction of such courts for the purpose of any such suit, action or proceeding, and hereby waive for such purpose any other preferential jurisdiction by reason of their present or future domicile or otherwise.

6.9 HEADINGS. The headings of sections in this Agreement are for convenience of reference only and shall not affect the meaning or construction of any provision of this Agreement.

6.10 TERMINATION. This Agreement shall automatically terminate as soon as the Custody Agreement ceases to be in effect, and may otherwise be terminated by either party giving to the other party a notice in writing specifying the date of such termination, which shall not be less than thirty (30) days after the date of the giving of such notice.

6.11 FEES. In consideration of the services provided by CTC hereunder, each Fund shall pay to CTC such compensation and out-of-pocket expenses as may be agreed upon from time to time.

6.12 CONFLICTS WITH CUSTODY AGREEMENTS. In the event of any conflict between this Agreement and the Custody Agreement, the terms of this Agreement shall prevail.

6.13 SEPARATE FUNDS. Every reference in this Agreement to a Fund shall be deemed a reference solely to the particular Fund referred to. Under no circumstances shall the rights, obligations or remedies with respect to a particular Fund constitute a right, obligation or remedy applicable to any other Fund. In particular, and without otherwise limiting the scope of this Section 6.13, CTC shall have no right to set off claims against one Fund by applying thereto the property of any other Fund.

6.14 LIMITATION OF LIABILITY. The Trust represents that a copy of its Agreement and Declaration of Trust, dated APRIL 6, 1988, together with all amendments thereto, is on file in the office of the Secretary of the Commonwealth of Massachusetts. This Agreement has been executed on behalf of the Trust by the undersigned officer of the Trust in his capacity as an officer of the Trust. The obligations of this Agreement shall be binding upon the assets and property of the applicable Fund only and shall not be binding upon any trustee, officer or shareholder of the Trust individually.



        IN WITNESS WHEREOF, the Trust, on behalf of each Fund individually and not jointly, and CTC have caused this Agreement to be executed by their respective officers thereunto duly authorized, all as of the date first above written.

CUSTODIAL TRUST COMPANY                     THE ALGER AMERICAN FUND



By:________________________                  By:__________________________
Name:                                        Name:  Frederick A. Blum
Title:                                       Title:  Treasurer

                                    EXHIBIT A
                                    ---------



NAME OF FUND
------------

Alger American Balanced Portfolio

Alger American Income & Growth Portfolio

Alger American Small Capitalization Portfolio

Alger American Growth Portfolio

Alger American MidCap Growth Portfolio

Alger American Leveraged AllCap Portfolio

                                    EXHIBIT B
                                    ---------

COUNTRIES

                                          CITIBANK SUB-CUSTODIAN NETWORK

                ------------------------------------- -----------
                 Branches/subsidiaries                    44
                ------------------------------------- -----------
                 Third-party agents                       28
                ------------------------------------- -----------
                 ICSDs                                     2
                ------------------------------------- -----------
                 TOTAL                                    74
                ------------------------------------- -----------

--------------------------------------------------------------------------------
SUB-CUSTODIAN NETWORK
------------------ ------------------------------------------ ------------------
COUNTRY            SUB-CUSTODIAN                              STATUS
------------------ ------------------------------------------ ------------------
Argentina          Citibank, N.A.                             Branch
------------------ ------------------------------------------ ------------------
Australia                                                     Subsidiary
                   CITIBANK PTY LIMITED
------------------ ------------------------------------------ ------------------
Austria            Citibank N.A (through Milan)               Branch
------------------ ------------------------------------------ ------------------
Bahrain                                                       Agent
                   HSBC BANK MIDDLE EAST
------------------ ------------------------------------------ ------------------
Bangladesh         Standard Chartered Bank                    Agent
------------------ ------------------------------------------ ------------------
Belgium            Fortis Bank (Nederland) NV                 Agent
------------------ ------------------------------------------ ------------------
Bermuda            Bank of Bermuda                            Agent
------------------ ------------------------------------------ ------------------
Botswana           Barclays Bank of Botswana Limited          Agent
------------------ ------------------------------------------ ------------------
Brazil             Citibank, N.A.                             Branch
------------------ ------------------------------------------ ------------------
Bulgaria           ING NV Sofia Branch                        Agent
------------------ ------------------------------------------ ------------------
Canada             Citibank Canada                            Subsidiary
------------------ ------------------------------------------ ------------------
Chile              Citibank, N.A.                             Branch
------------------ ------------------------------------------ ------------------
China              Citibank, N.A.                             Branch
------------------ ------------------------------------------ ------------------
Colombia           Cititrust Colombia S.A                     Subsidiary
------------------ ------------------------------------------ ------------------
Costa Rica         Banco BCT                                  Agent
------------------ ------------------------------------------ ------------------
Croatia            Privredna Banka Zagreb Dd.                 Agent
------------------ ------------------------------------------ ------------------
Cyprus             Hellenic Bank Ltd                          Agent
------------------ ------------------------------------------ ------------------
Czech Republic     Citibank, AS                               Subsidiary
------------------ ------------------------------------------ ------------------
Denmark            Nordea Bank Danmark A/S                    Agent
------------------ ------------------------------------------ ------------------
Dubai (U.A.E.)     The Hongkong & Shanghai Banking Corp       Agent
------------------ ------------------------------------------ ------------------
Egypt              Citibank, N.A.                             Branch
------------------ ------------------------------------------ ------------------
Estonia            Hansabank Ltd                              Agent
------------------ ------------------------------------------ ------------------
Finland            Nordea Bank Finland Plc                    Agent
------------------ ------------------------------------------ ------------------

------------------ ------------------------------------------ ------------------
France             Citibank International Plc.                Subsidiary
------------------ ------------------------------------------ ------------------
Germany            Citigroup Global Markets
                   Deutschland AG & Co. KgaA                  Subsidiary
------------------ ------------------------------------------ ------------------
Greece             Citibank International Plc.                Subsidiary
------------------ ------------------------------------------ ------------------
Hong Kong          Citibank, N.A.                             Branch
------------------ ------------------------------------------ ------------------
Hungary            Citibank Rt                                Subsidiary
------------------ ------------------------------------------ ------------------
Iceland            Kaupthing Bank (Arion Custody Services)    Agent
------------------ ------------------------------------------ ------------------
India              Citibank, N.A.                             Branch
------------------ ------------------------------------------ ------------------
Indonesia          Citibank, N.A.                             Branch
------------------ ------------------------------------------ ------------------
Ireland            Citibank International Plc                 Branch
------------------ ------------------------------------------ ------------------
Israel             Bank Hapoalim                              Agent
------------------ ------------------------------------------ ------------------
Italy              Citibank, N.A.                             Branch
------------------ ------------------------------------------ ------------------
Japan              Citibank N.A.                              Branch
------------------ ------------------------------------------ ------------------
Jordan             Arab Bank.                                 Agent
------------------ ------------------------------------------ ------------------
Kazakhstan         SB HSBC Kazakhstan JSC                     Agent
------------------ ------------------------------------------ ------------------
Korea              Citibank Korea, Inc.                       Subsidiary
------------------ ------------------------------------------ ------------------
Latvia             Hansabank                                  Agent
------------------ ------------------------------------------ ------------------
Lithuania          HansaBank                                  Agent
------------------ ------------------------------------------ ------------------
Malaysia           Citibank Berhad                            Subsidiary
------------------ ------------------------------------------ ------------------
Malaysia           Citibank Berhad                            Subsidiary
------------------ ------------------------------------------ ------------------
Malta              HSBC Bank Malta plc                        Agent
------------------ ------------------------------------------ ------------------
Mexico             Banamex  S.A.                              Subsidiary
------------------ ------------------------------------------ ------------------
Morocco            Banque Commerciale du Maroc                Agent
------------------ ------------------------------------------ ------------------
Netherlands        Citibank, N.A.                             Branch
------------------ ------------------------------------------ ------------------
New Zealand        Citibank Nominees (New Zealand) Limited    Subsidiary
------------------ ------------------------------------------ ------------------
Norway             Nordea Bank Norge ASA                      Agent
------------------ ------------------------------------------ ------------------
Pakistan           Citibank, N.A.                             Branch
------------------ ------------------------------------------ ------------------
Peru               Citibank del Peru S.A.                     Subsidiary
------------------ ------------------------------------------ ------------------
Philippines        Citibank, N.A.                             Branch
------------------ ------------------------------------------ ------------------
Poland             Bank Handlowy w Warszawie S.A.             Subsidiary
------------------ ------------------------------------------ ------------------
Portugal           Citibank International Plc                 Subsidiary
------------------ ------------------------------------------ ------------------
Puerto Rico        Citibank, N.A.                             Branch
------------------ ------------------------------------------ ------------------
Romania            Citibank Romania S.A                       Subsidiary
------------------ ------------------------------------------ ------------------
Russia             ZAO Citibank                               Subsidiary
------------------ ------------------------------------------ ------------------
Singapore          Citibank, N.A.                             Branch
------------------ ------------------------------------------ ------------------
Slovak Republic    Ceskoslovenska Obchodni Banka A.S (CSOB)   Agent
------------------ ------------------------------------------ ------------------
Slovenia           Bank Austria                               Agent
------------------ ------------------------------------------ ------------------
South Africa       First National Bank of
                   South Africa Limited                       Agent
------------------ ------------------------------------------ ------------------

------------------ ------------------------------------------ ------------------
Spain              Citibank International Plc                 Subsidiary
------------------ ------------------------------------------ ------------------
Sri Lanka          Citibank, N.A.                             Branch
------------------ ------------------------------------------ ------------------
Sweden             SEB                                        Agent
------------------ ------------------------------------------ ------------------
Switzerland        Citibank, N.A.                             Branch
------------------ ------------------------------------------ ------------------
Taiwan             Citibank, N.A.                             Branch
------------------ ------------------------------------------ ------------------
Thailand           Citibank, N.A.                             Branch
------------------ ------------------------------------------ ------------------
Turkey             Citibank A.S.                              Subsidiary
------------------ ------------------------------------------ ------------------
Ukraine            ING Bank                                   Agent
------------------ ------------------------------------------ ------------------
United Kingdom     Citibank, N.A.                             Branch
------------------ ------------------------------------------ ------------------
United States      Citibank, N.A.                             Branch
------------------ ------------------------------------------ ------------------
Venezuela          Citibank, N.A.                             Branch
------------------ ------------------------------------------ ------------------
Zimbabwe           Barclays Bank of Zimbabwe Limited          Agent
------------------ ------------------------------------------ ------------------

--------------------------------------------------------------------------------
INTERNATIONAL CENTRAL SECURITIES DEPOSITORIES
------------------ ------------------------------------------ ------------------
                   Euroclear                                  Depository
------------------ ------------------------------------------ ------------------
                   Clearstream                                Depository
------------------ ------------------------------------------ ------------------

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